UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

THERALINK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Current Report on Form 8-K/A (this “Second Amendment”) is being filed by Theralink Technologies, Inc., a Nevada corporation (formerly known as OncBioMune Pharmaceuticals, Inc.) (the “Company”), to amend its Current Report on Form 8-K (the “Original 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2020, as amended by the Current Report on Form 8-K/A (the “First Amendment” and, together with the Original 8-K, the “Prior 8-K”) filed with the SEC on August 19, 2020, in connection with the consummation on June 5, 2020 of the transactions contemplated by that certain Asset Purchase Agreement dated May 12, 2020 (the “Asset Purchase Agreement”), between the Company and Avant Diagnostics, Inc. (“Avant”). At the closing, the Company acquired substantially all of the assets of Avant and assumed certain of its liabilities (the “Asset Sale Transaction”).

The Company is filing this Second Amendment solely to amend, restate and supersede in its entirety: (i) the historical audited financial statements of Avant as of and for the years ended September 30, 2019 and 2018, and the unaudited condensed consolidated financial statements as of March 31, 2020 and for the three and six month periods ended March 31, 2020 and 2019, referred to in Item 9.01(a) below; and (ii) the unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2020 and for the year ended December 31, 2019, referred to in Item 9.01(b) below. Except for the foregoing, this Second Amendment does not modify or update any other disclosure contained in the Prior 8-K. Such financial information was excluded from the Original 8-K in reliance on the instructions to such items and first included by the filing of the First Amendment.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited restated financial statements of Avant as of and for the years ended September 30, 2019 and 2018, and the unaudited condensed consolidated restated financial statements as of March 31, 2020 and for the three and six month periods ended March 31, 2020 and 2019, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed financial statements of the Company and condensed restated financial statements of Avant as of and for the three-month period ended March 31, 2020 and for the year ended December 31, 2019, filed herewith and attached hereto as Exhibit 99.3, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Audited restated financial statements of Avant Diagnostics, Inc. as of and for the years ended September 30, 2019 and 2018.
99.2	Unaudited condensed restated financial statements of Avant Diagnostics, Inc. as of March 31, 2020 and for the three and six month periods ended March 31, 2020 and 2019
99.3	Unaudited pro forma condensed financial statements of OncBioMune Pharmaceuticals, Inc. and condensed restated financial statements of Avant Diagnostics, Inc. as of and for the three-month period ended March 31, 2020 and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERALINK TECHNOLOGIES, INC.

	By:	/s/ Thomas Chilcott
	Name:	Thomas Chilcott
	Title:	Chief Financial Officer

Date: April 20, 2021